UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) November 12, 2009
      -------------------------------------------------------------------

                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ---- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))



ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 5, 2009, AMCON Distributing Company ("AMCON") announced its financial results for the fiscal year ended September 30, 2009, and on November 6, 2009 filed with the Securities and Exchange Commission its annual report on Form 10-K for the fiscal year ended September 30, 2009, which report contained the consolidated balance sheets of AMCON and subsidiaries as of September 30, 2009 and 2008, and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended.

As a supplement to the previously disclosed financial information, AMCON is providing the following tabular presentation of certain unaudited quarterly financial information for each of the eight quarters in the two fiscal years ended September 30, 2009 and September 30, 2008.

The Company's quarterly earnings or loss per share are based on weighted average shares outstanding for the quarter, therefore, the sum of the quarters may not equal the full year earnings or loss per share amount.

                               (Dollars in thousands, except per share data)
------------------------------------------------------------------------------------------
Fiscal Year 2009                                First      Second     Third       Fourth
------------------------------------------------------------------------------------------
Sales......................................  $   217,377  $ 195,442  $ 242,818   $ 252,316

Gross profit ..............................       15,845     17,247     17,064      17,984

Income from continuing operations            ---------------------------------------------
  before income taxes .....................        2,262      3,537      3,666       4,396

Income from continuing operations..........        1,402      2,194      2,255       2,643

Gain (loss) on disposal of discontinued
  operations, net of income tax expense
  (benefit)                                            -          -      4,666           -

Loss from discontinued operations..........         (102)       (97)        13           -
                                             ---------------------------------------------
Net income.................................        1,300      2,097      6,934       2,643

Preferred stock dividend requirements......         (106)      (314)       (74)        (75)

Net income available to common               ---------------------------------------------
 shareholders .............................  $     1,194  $   1,783  $   6,860   $   2,568
                                             =============================================
Basic earnings (loss) per share available
 to common shareholders:
  Continuing operations ...................  $      2.38  $    3.43  $    3.97   $    4.67
  Discontinued operations .................        (0.19)     (0.18)      8.52           -
                                             ---------------------------------------------
  Net basic earnings per share available
   to common shareholders .................  $      2.19  $    3.25  $   12.49   $    4.67
                                             =============================================
Diluted earnings (loss) per share available
 to common shareholders:
  Continuing operations ...................  $      1.64  $    2.72  $    3.11   $    3.58
  Discontinued operations .................        (0.12)     (0.12)      6.46           -
                                             ---------------------------------------------
  Net diluted earnings (loss) per share
   available to common shareholders          $      1.52  $    2.60  $    9.57   $    3.58
                                             =============================================

                               (Dollars in thousands, except per share data)
------------------------------------------------------------------------------------------
Fiscal Year 2008                                First      Second     Third       Fourth
------------------------------------------------------------------------------------------
Sales......................................  $   210,663  $ 190,412  $ 223,397   $ 235,979

Gross profit ..............................       15,196     15,742     16,262      17,476

Income from continuing operations            ---------------------------------------------
  before income taxes .....................        1,686      1,995      2,344       2,762

Income from continuing operations..........        1,045      1,267      1,487       1,794

Gain (loss) on disposal of discontinued
  operations, net of income tax expense
  (benefit)                                            -          -          -           -

Loss from discontinued operations..........          (96)       (97)       (99)         31
                                             ---------------------------------------------
Net income.................................          949      1,170      1,388       1,825

Preferred stock dividend requirements......         (105)      (105)      (104)       (106)

Net income available to common               ---------------------------------------------
 shareholders .............................  $       844  $   1,065  $   1,284   $   1,719
                                             =============================================
Basic earnings (loss) per share available
 to common shareholders:
  Continuing operations ...................  $      1.76  $    2.16  $   2.57    $    3.16
  Discontinued operations .................        (0.18)     (0.18)    (0.18)        0.05
                                             ---------------------------------------------
  Net basic earnings per share available
   to common shareholders .................  $      1.58  $    1.98  $   2.39    $    3.21
                                             =============================================
Diluted earnings (loss) per share available
 to common shareholders:
  Continuing operations ...................  $      1.23  $    1.48  $   1.75    $    2.11
  Discontinued operations .................        (0.11)     (0.11)    (0.12)        0.03
                                             ---------------------------------------------
  Net diluted earnings (loss) per share
   available to common shareholders          $      1.12  $    1.37  $   1.63    $    2.14
                                             =============================================


The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.











                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: November 12, 2009         By:      Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                           Chief Financial Officer